NASDAQ: TGEN 1

Safe Harbor Statement This presentation included forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933, and Section 21-E of the Securities Exchange Act of 1934. Such statements include declarations regarding the intent, belief, or current expectations of the Company and its management. Prospective investors are cautioned that any such forward looking statements are not guarantees of future performance, and involve a number of risks and uncertainties that can materially and adversely affect actual results as identified from time to time in the Company‘s SEC filings. Forward looking statements provided herein as of a specified date are not hereby reaffirmed or updated. 2

Leading Manufacturer of Clean Energy Solutions 2000 2014 Jan 2002 2004 2006 2008 2010 2012 Thermo Sale of TECOGEN to private investor group First (and only) engine-driven CHP module to obtain full California Electric Rule 21 certification CEC awards TGEN Research Contract for development of new Microgrid CHP Module Spin Out of American DG Energy First inverter-based CHP module to obtain CE mark for European Union (EU) TGEN IPO InVerde Launched Ilios Dynamics Created Ultra Low Emissions Technology Introduced Leading provider of cost efficient, clean and reliable products for power production, heating and cooling which, through patented technology, nearly eliminate criteria pollutants and significantly reduce a customer’s carbon footprint. With over 2,300 units shipped, Tecogen technology is revolutionizing distributed generation for customers in the $40B small-to-mid size Combined Heat & Power (“CHP”) market segment. 3

Why Tecogen? Tecogen manufactures, sells, installs and services proprietary green energy technology. Heat, Power & Cooling that is Cheaper, Cleaner, & More Reliable. “Unregulated Utility” CHP Modules Electricity & Heat Ilios Water Heaters 2-3x Heat Efficiency TECOCHILL Cooling & Heat Emissions Control Ultra-clean Emissions Retrofit Kit Tecogen’s compelling ROI proposition meets the needs of a diverse range of customers. Hospitality Health Care Education Multi-Unit Residential Industrial Municipal 4

Investor Highlights: a growing company in a growing industry Inflection Point for Growth Technological innovation, high ROI product offering, & increasing environmental awareness drive customer adoption and sales. Large & Underpenetrated Markets >$40B addressable market for Tecogen technologies with accessible $50k - 300k equipment pricing range. Turnkey Servicing Solves maintenance concerns for clients leading to faster top-line growth and improved revenue visibility via recurring contracted annuity-like revenue stream. Compelling Growth & Margin Opportunity  Annualized sales CAGR >30% *, combined gross margins of 35-40% and >$10M order backlog.  Operating at <50% capacity utilization, offers margin improvement potential as unit shipments ramp. Experienced Management Team Over 100 years of combined experience in the industry *3 year trailing 12 month product sales CAGR 5

Tecogen

Advanced Modular CHP Systems

InVerde:

Energy Savings with the Benefit of Back-Up Power

Features

- Typical payback period 2-5 years
- Unique micro-grid system allowing for full operation during blackouts as well as Demand Response operation (redundancy)
- Remote monitoring and long term servicing
- Modular installation allows deployment from 100kW to 1.2 MW
- Power converter certified as "utility" safe (UL 1741)

$ (000s) / yr	Competitor 65 kW Microturbine	Conpetitor 200 kW Fuel Cell	Tecogen InVerde
Revenue Energy Delivered	$87	$207	$137
Recurring Costs Fuel/Maintenance	$60	$161	$86
Installed Cost	$162	$1,264	$219
Simple Payback (Years)	6.03	27.50	4.24
Black Start operation control	Batteries ($ not included)	Batteries ($ not included)	Standard

Source: EPA Catalog of CHP Technologies


InVerde
100

Target Customer

Multi-Unit Residential, Hotels, Hospitals, Schools, Athletic Clubs, Industrial applications where commercial electric rates >$0.12/kWh

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Features Ilios High Efficiency Water Heating The World’s Most Efficient Water Heater  2-3x the efficiency of a conventional boiler  Displaces expensive boiler use producing both hot water and cooling capabilities while significantly reducing electric use and providing immense carbon savings  Newly introduced Water Source Unit Gaining Traction - Ideal for manufacturing, industrial sites  Compact modular installation  Competitive pricing and improving product margins (fixed cost leverage as sales increase) $ (000s) / yr Competitor Std. Boiler & Electric Chiller Competitor Electric Heat Pump Ilios WS Heat Pump Operation Cost $36 $23 $10 Maintenance $1 $0 $4 Total Cost $ 37 $23 $14 Target Customer Any facility with a simultaneous need for heating and cooling – including Food & Beverage Processing, Nursing Homes, Spas, Apartment Complexes, etc. 7

TECOCHILL

Cooling Powered by Natural Gas

Features

- Tecogen Has No Competition – Remain the only nat. gas powered chiller available
- Significant savings over electric chillers – cut costs by 30-60% vs. standard electric cooling systems
- Installation & Operation well known – making TECOHILL an excellent "gateway" product for new markets - Same maintenance & operation as electric chillers
- Remote monitoring and control maximizes operating efficiency and provides for seamless maintenance
- Widely deployed – USA, Mexico, International

$ (000s) / yr	Competitor Std. Efficiency Electric Chiller	Competitor High Efficiency Electric Chiller	Tecochill (2 x 400)
Electricity	$144	$93	$36
Peak Demand Charge	$94	$94	$16
Maintenance	$22	$22	$40
Gas	$ 0	$0	$16
Total Cost	$ 260	$209	$108

Assumes Install costs same for all



Target Customer

Ideal for retrofit or replacement of legacy cooling machinery in schools, hospitals, nursing homes, ice rinks, industrial facilities, hotels, apartments/condos, etc.

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Emission System Features  Proven in Tecogen, Ford, GM, Caterpillar, Generac, etc., equipment  Retrofit emissions system that reduces the emission of criteria pollutants (NOx & CO) to near-zero fuel-cell equivalent levels  Patent protected and insured  Long-term tests and third-party verification of system efficacy - 3+ year track record of industry low emissions for natural gas stationary engines  Shipments to NY, NJ, CA  >15 million natural gas powered vehicle market is a significant growth opportunity Ultra Retrofit System  Tecogen CHP, Chillers, Ilios Systems 2012  Stationary Engines 2014  Natural Gas Generators 2015  Small industrial mobile engines ant. 2016  Large industrial mobile engines TBD  Natural gas vehicle fleets TBD  Gasoline automotive fleets under study Launch Date Value Proposition The only commercially available product that is capable of beating California Air Resource Board 2007 CO and NOx standards for distributed power generation. 9

Sales and Marketing Sales Network  8 Full Time sales managers  Manufacturer Representatives & Sales Agents  40 Reps in 26 states and 11 countries  Commision based  Energy Service Companies (ESCOs)  Large project developers  Key relationships with large ESCOs (e.g. JCI, Honeywell, Siemens, Ameresco)  Sales team supported by Tecogen applications and support engineers Senior Homes 13% Industrial 15% Hospitals 14% Schools 17% Other 15% Office Buildings 13% Multi-Unit Resi. 12% Installed Base 68% of sales include long term service contracts providing a predictable and growing revenue base. 10

>45% Y/Y Growth in Units Shipped End Market Units Shipped* Multi-Unit Residential 21 Hospitality 12 Industrial 11 Education 8 Health Care 6 Athletic Club 3 Other** 6 *Units Shipped for the period 01/01/2015 thru 09/30/2015 compared to prior year period. **Includes office buildings, museums, and equipment sold to engineering partner firms for installation in undisclosed locations 11

Financial Metrics Revenues, Margins, Growth  Three revenue streams − Product sales − Long-term service contracts provide annuity-like revenue − Turnkey Installation through Tecogen service operations  Targeting stable book-to-bill ratio of 1-1.5x  Deliver operating leverage from lean manufacturing initiatives  Targeting Gross Margins 35-40%  Quarterly Backlog >$10M  Cash-flow positive by mid-2016 Tecogen Revenue Model & Outlook 12

Consistent Financial Trends 40% 45% 50% 55% 60% 65% 70% 2013 Q3 2014 Q1 2014 Q3 2015 Q1 2015 Q3 Goal 2015 Q4 Goal Operating Expense as a % of Revenue Trailing 4 Quarters (%) $- $2 $4 $6 $8 $10 $12 $14 Jan-15 Feb-15 Mar-15 Apr-15 May-15 Jun-15 Jul-15 Backlog of Product and Installation Services $ Millions $- $5 $10 $15 $20 $25 $30 2013 Q3 2014 Q1 2014 Q3 2015 Q1 2015 Q3 Goal 2015 Q4 Goal Revenues Trailing 4 Quarters - in Millions Products Services 13

Backlog by End Market Other Athletic Club Office Building Industrial Education Health Care Correctional Facility Hospitality Multi-unit Residential 14

Q & A NASDAQ: TGEN 15

Appendix • CHP Market Drivers • Management Bios • Corporate Structure • Contacts 16

Other CHP Drivers  Resiliance to Grid Failure − Aging grid infrastructure − Congested sub-stations − Storm, natural disaster vulnerability − Terrorism concerns  CHP Better suited for urban environments  Wind, Solar not practical  Fuel cells cost prohibitive  Environmental Benefits  Reduces Carbon footprint by 50%  Ultra low criteria emissions (CO, NOx) on par with Fuel Cell  Modular Installation  Easier to locate  Sequential capacity as needed 17

Management Team John Hatsopoulos, Co-Chief Executive Officer & Board Member  CEO since the company‘s organization in 2000  Co-Founder of Thermo Electron Corp., which is now Fisher Scientific (NYSE:TMO)  As Thermo Electron CFO, grew company from a market capitalization of ~$100 million in 1980 to over $2.5 billion Benjamin Locke, Co-Chief Executive Officer  Co-CEO since 2014, joined the company as General Manager in June of 2013.  Prior to Tecogen, served as Director of Business Development and Governmental Affairs at Metabolix from 2001. Served as Vice President of Research at Innovative Imaging Systems prior to Metabolix. Robert Panora, Chief Operating Officer & President  COO and President since the Company‘s organization in 2000; COO of Ilios, subsidiary of Tecogen, since inception in 2009  General Manager of Tecogen’s Product Group since 1990 and Manager of Product Development, Engineering Manager, and Operations Manager of the Company since 1984 David Garrison, Chief Financial Officer, Secretary & Treasurer  Chief Financial Officer since 2014.  Over 20 years of manufacturing experience in the role of CFO. Both public and private companies from a variety of industries including medical device, defense and consumer products. 18

Board of Directors Angelina Galiteva, Chairperson of the Board  Chairperson of the Company since 2005  Founder and Chair of the Board for the Renewables 100 Policy Institute, a non-profit entity dedicated to the global advancement of renewable energy solutions since 2008  Chairperson at the World Council for Renewable Energy and Board member of the Governors of the California ISO. John Hatsopoulos, Co-Chief Executive Officer, Director  CEO since the Company‘s organization in 2000  Co-Founder for Thermo Electron Corp., what is now Thermo Fisher Scientific (NYSE: TMO)  As Thermo Electron CFO, grew company from a market capitalization of ~$100 million in 1980 to over $2.5 billion Earl Lewis, Director  Board member since 2014  Chairman of Harvard Bioscience  Trustee of Clarkson University  History of managing companies through large growth cycles into successful organizations Charles Maxwell, Director, Chair of Audit Committee  Company Board Member since 2001  40 years of energy sector specific experience with major oil companies and investment banking firms  Former Senior Energy Analyst with Weeden & Co.  Board member of the publicly traded companies Daleco Resources Corp., Lescarden Inc., and Chairman of American DG Energy, Inc. Joseph Aoun, Director  Company Board Member since 2011  Incumbent President of Northeastern University  Recognized leader in higher education policy; serves on the Board of Directors of the American Council on Education, Boston Private Industry Council, Boston World Partnerships, Jobs for Mass, and the New England Council Ahmed Ghoniem, Director  Company Board Member since 2008  Ronald C. Crane Professor of Mechanical Engineering at MIT  Director of the Center for 21st Century Energy and Head of Energy Science and Engineering at MIT  Associate Fellow of the American Institute of Aeronautics and Astronautics 19

Corporate Relationship Manufacturer/Supplier Distributor/Customer Subsidiary of Tecogen, developed and distributes ultra-high efficiency heating products for commercial and industrial applications utilizing advanced thermodynamic principles. On-Site Utility™ offering electricity, heat, hot water and cooling to commercial, institutional and industrial customers. Majority-owned subsidiary of American DG Energy; established to expand the on-site utility business into the UK and Europe. Manufacturer of natural-gas fueled, engine driven, CHP products that include cogeneration modules, chillers, and heat pumps. *Note: While Tecogen, American DG Energy, and EuroSite Power have a number of common shareholders they are separate entities. 20

Contact Information Company Information Tecogen Inc. 45 First Avenue Waltham, MA 02451 www.tecogen.com A Member of the Russell Microcap® Index Contact John Hatsopoulos, Co-CEO 781.622.1122 John.Hatsopoulos@tecogen.com Ariel Babcock CFA, Director of Investor Relations 781.466.6413 Ariel.Babcock@tecogen.com 21